1 Investor Presentation Gregory Dufour | President & Chief Executive Officer Michael Archer | EVP, Chief Financial Officer March 13, 2023

2 Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” “potential” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult for Camden National Corporation (the “Company”) to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) the impact of the COVID-19 pandemic; (ii) the impact of the war in Ukraine; (iii) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company’s credit or fee-based products and services; (iv) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (v) inflation, interest rate, market, and monetary fluctuations; (vi) ongoing competition in the labor markets and increased employee turnover; (vii) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (viii) deterioration in the value of the Company’s investment securities; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company’s liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; (xiii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters; and (xiv) questions about the soundness of one or more financial institutions with which we do business, or the financial services or banking industry generally. In addition, statements regarding the potential effects of the war in Ukraine, the COVID-19 pandemic and other notable national and global current events on the Company’s business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control. You should carefully review all of these risks, and be aware that there may be other factors that could cause the Company’s actual results to differ materially from those anticipated, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

3 Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company’s operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, earnings releases filed with the SEC, and within the appendix of this presentation.

4 Camden National Corporation Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank) All data is presented as of December 31, 2022 unless otherwise noted. NASDAQ: CAC *As of December 31, 2022 $607 Million Market Cap $5.7 Billion Assets 39,050 Average Daily Volume $4.0 Billion Loans 58 Banking Centers $4.8 Billion Deposits 2 Loan Production Offices $1.7 Billion Assets Under Administration Analyst Coverage: KBW (market perform) Janney (market perform) Raymond James (market perform) Stephens (market perform)

5 Why Camden National? Strong Long-Term Financial Performance and Shareholder Returns • History of strong financial performance and stable growth • Strong capital position with a history of growing dividends and repurchasing shares • Strong credit culture with a history of superior credit quality Strong Brand Recognition and 2022 Market Share • 145+ year operating history, embedded deeply in the communities served • #3 overall deposit market share in Maine, #2 in community banks • #2 mortgage originator in Maine • Recognized by four different organizations for commitment to our customers and employees Committed to Quality Growth • Sustainable long-term growth organically and through opportunistic acquisitions • Strong and deep core deposit franchise • Expanded presence in local higher growth markets, including Southern Maine, New Hampshire, and Northern- Massachusetts

6 Camden National by the Numbers Shareholder Total Return 5 Year = 16% Dividends (CAGR) 5 Year = 12% TBVPS(1) (CAGR) 5 Year = 4% Share Repurchases (as a % of outstanding) 5 Year = 8% Net Income (CAGR) 5 Year = 17% PTPP Earnings (CAGR) 5 Year = 5% ROATE (average) 5 Year = 16.03% ROAA (average) 5 Year = 1.25% NPAs/Total Assets (12/31/22) 0.09% ACL on Loans/NPLs (12/31/22) 723% Total Risk Based Capital (12/31/22) 13.80% TCE Ratio(1) (12/31/22) 6.37% LONG-TERM SHAREHOLDER VALUE FINANCIAL ASSET QUALITY & CAPITAL (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period.

7 Current Priorities and Recent Actions Priorities Recent Actions Earnings Credit Quality Corporate Responsibility Human Capital & Customers • Optimize net interest margin • Expand presence in southern ME, MA & NH • Expand small business market share • Prudent expense management • Investments in process and technology for future efficiency and scale • Disciplined loan pricing and deposit generation • New swap strategies to promote near-term asset sensitivity • Re-engineered business processes • Implementing AI technology to enhance customer service • Continue investment into RPA technology • Continue disciplined credit underwriting • Actively identify and manage signs of credit concerns within loan portfolio • Monitor and stress test various portfolio concentrations • Introduced new credit monitoring techniques • Enhanced process for prompt management of weakening credits • Identifying opportunities for additional agency lending • Monitor ESG benchmarking to peer companies • Develop an ESG strategic roadmap • Promote organizational diversity • Initiated ESG peer benchmarking • Engaged third-party consultant to develop a strategic roadmap • Introduced a board-approved diversity core value and statement • Develop and retain top talent • Employee engagement • Enhance customer experience through digital channels • Enhancing ESG-related disclosures • New internal training program for SVP’s • Maintaining a digital roadmap

8 -100% -50% 0% 50% 100% 150% 200% 250% 300% 350% Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 CAC CAC Proxy Peer Group S&P SmallCap Banks Russell2000 249% 182% 178% 104% Creating Long-Term Shareholder Value Source: S&P Global Data range: December 31, 2007 – December 31, 2022 15 Year Stock price appreciation: 120.3% Average dividend yield: 3.03% Performance (%) 10Y 5Y 3Y 1Y YTD CAC 147.4% 15.9% 0.5% -10.4% -10.4% S&P SmallCap Banks 169.7% 16.7% 11.5% -11.8% -11.8% CAC Proxy Peer Group 153.5% 12.3% 4.0% 0.1% 0.1% Russell 2000 137.0% 22.4% 9.6% -20.4% -20.4%

9 $2.3 $2.2 $2.3 $2.3 $2.6 $2.6 $2.8 $3.7 $3.9 $4.1 $4.3 $4.4 $4.9 $5.5 $5.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Assets $ in billions Balanced Long-Term Growth Acquisitions: 2008 Union Bankshares 2012 Bank of America (14 branches) 2015 The Bank of Maine Organic Growth 58% Acquisition Growth 42%

10 2022 ESG Highlights Committed to continual corporate responsibility progress as we work to create a thriving, sustainable, inclusive future for all our constituents 2022 Highlights: • Introduced a board- approved diversity core value and statement • Increased diversity of Board Directors • Developed an ESG framework and roadmap (with support of third-party consultant)

11 Summary Financial Highlights

12 2022 Financial Summary Total Assets $5.7 Billion Average Deposits $4.5 Billion 3% YoY Growth 7% 5 Year CAGR Net Income $61.4 Million 9% YoY Growth 11% 5 Year CAGR (11%) YoY Growth 17% 5 Year CAGR Return on Assets 1.12% Return on Equity 13.15% Diluted Earnings Per Share $4.17 Efficiency Ratio(1) 56.16% NIM (FTE) 2.86% (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period.

13 Net Interest Income and Net Interest Margin Avg. Earning Assets $5.2 Billion Avg. Funding $4.9 Billion 7% YoY Growth 7% YoY Growth All data is presented as of December 31, 2022 unless otherwise noted. Earning Asset Yield 3.34% 27 bps Growth Funding Cost 0.51% 27 bps Growth

14 Interest Rate Sensitivity Interest Rate Risk Position(1) • Liability sensitive Year 1 and asset sensitive Year 2; strategies employed improve asset sensitivity in Year 1 Current Strategy and Actions • Disciplined loan pricing • Manage deposit pricing on an exception-basis • Deposit acquisition through promotional offerings, primarily through MMDA and CDs • Executed $300 million of pay fixed, receive floating interest rate swaps tied to FFOIS in Q1 2023 • Laddered an additional $90 million of brokered CDs in Q1 2023 Supplemental Info(2) • Adjustable/variable rate loans make up 38% of the portfolio • 25% of loans reprice within 12 months • $4.5 billion of non-maturity deposits (incl. brokered) are at an average cost of 1.14% • $1.7 billion of non-maturity and brokered deposits are indexed or exception priced (1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata shift in rates over a 12 month period. In the down -200 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates are floored at the lesser of current rates or 0.25%. As of 12/31/2022. (2) All data is presented as of December 31, 2022 unless otherwise noted

15 Liquidity Position Liquidity Sources (12/31/22) Amount ($ in millions) Excess Cash $17.9 Unpledged Investment Securities $321.5 Unpledged Municipal Securities $89.9 Over Collateralized Securities Pledging Position $228.6 FHLB Borrowing Capacity $760.6 Current Fed Discount Window Availability $42.4 Unsecured Borrowing Lines $69.9 Total $1,530.8 Brokered Deposit Access of $953.3 million 2023 Investment Cash Flows of Approx. $115.0 million

16 Diversified Revenue Stream Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets. All data is presented as of December 31, 2022 unless otherwise noted. • Assets under administration of $1.7 billion, down (4%) year-over-year • Residential real estate production down (30%) from record volume year in 2021, driving lower mortgage banking income

17 Driving Efficiency and Scale • Balanced approach to investing in the franchise while maintaining efficient operations • Efforts underway to enhance processes to drive efficiency and scale, including technology / software, digital channels, and RPA Efficiency ratio is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets. Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets.

18 Loan Portfolio Loan Portfolio Trend ($ in Billions) Loan Portfolio Mix All data is presented as of December 31, 2022 unless otherwise noted.

19 Commercial Diversification $2.0 billion $1.0 billion Commercial Real Estate • 62% of real estate located in Maine, 18% in New Hampshire, and 9% in Massachusetts • 80% non-owner occupied, 20% owner occupied Real Estate Investment Breakdown (as of 12/31/22) CRE and Commercial Loans by Industry (as of 12/31/22)

20 Solid Credit Quality Data presented for periods prior to 2020 does not reflect the impact of CECL. Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets. Source: S&P Global. Data is as of 12/31/2022. NPAs / Assets Loan Loss Reserves / Gross Loans NCOs / Average Loans Nonaccrual Loans / Loans

21 Investment Portfolio 2018 2019 2020 2021 2022 Book Yield (FTE) 2.46% 2.64% 2.38% 1.80% 2.14% Modified Duration 4.14 4.65 3.95 4.75 5.83 Securities / Assets 22% 21% 22% 28% 24% (1) Excludes impact of unrealized gains/losses. All data is presented as of December 31, 2022 unless otherwise noted. • 59% AFS, 41% HTM • 100% of municipal holdings are rated A- or better by at least one rating agency (52% carry additional credit support) Securities Portfolio Mix and Trend(1) ($ in millions)

22 Funding Average Funding MixAverage Funding Trend ($ in billions) 87% 87% 80% 74% 83% Loan to Deposit Ratio All data is presented as Q4 2022 averages unless otherwise stated.

23 Strong Capital Position (1) “Required Minimum” including capital conservation buffer. (2) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. Tier 1 Leverage Ratio Total Risk-Based Capital Ratio TCE Ratio(2) In Q2 2022, transferred AFS securities with a market value of $520.3 million to HTM to protect against further capital dilution in a rising interest rate environment, which proved beneficial

24 Appendix

25 Executive Management Team Name Position Age Years of Banking Experience Year Joined Camden Greg Dufour President and CEO 62 30+ 2001 Mike Archer, CPA EVP Chief Financial Officer 39 10 2013 Joanne Campbell EVP Enterprise Risk Management & Chief Risk Officer 60 30+ 1996 William Martel EVP Technology & Support Services 53 20+ 2020 Jennifer Mirabile EVP Director of Wealth Management 63 30+ 2017 Tim Nightingale EVP Chief Credit Officer 65 30+ 2000 Heather Robinson, CPA EVP Chief Human Resources Officer 48 5 2018 Patricia Rose EVP Retail Banking 59 30+ 2017 Ryan Smith EVP Commercial Banking 50 25+ 2012 Renée Smyth EVP Chief Experience & Marketing Officer 52 15+ 2015

26 Fourth Quarter 2022 Highlights • Net income increased by $1.1MM, or 8%, over third quarter • Total loans grew $150MM, or 4%, during the fourth quarter. Resulting in loan growth of 17% for 2022 • Deposits grew $258MM, or 6%, during the fourth quarter and core deposits grew $146MM, or 3%, during this period • Strong asset quality highlighted by non- performing assets of 0.09% of total assets and past due loans of 0.06% of total loans • Capital and liquidity position remained strong • Repurchased 225,245 shares of Company’s common stock at a weighted average price of $45.46 during 2022 Net Income $15.4 million Diluted Earnings Per Share $1.05 Return on Assets | Return on Equity 1.09% 14.03% Efficiency Ratio(1) 56.35% Non-Performing Assets to Total Assets 0.09% Total Risk-Based Capital Ratio 13.80% (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period.

27 Income Statement $ thousands 4Q22 3Q22 2Q22 1Q22 4Q21 Net interest income $36,982 $37,813 $36,534 $36,365 $36,797 Non-interest income $9,782 $9,954 $11,141 $9,825 $12,101 Total revenue $46,764 $47,767 $47,675 $46,190 $48,898 Non-interest expense $26,993 $27,091 $26,556 $26,209 $26,968 Pretax, pre-provision earnings(1) $19,771 $20,676 $21,119 $19,981 $21,930 Provision for credit losses $466 $2,764 $2,345 ($1,075) $1,230 Income tax expense $3,954 $3,645 $3,748 $4,261 $4,209 Net income $15,351 $14,267 $15,026 $16,795 $16,491 4Q22 3Q22 2Q22 1Q22 4Q21 Efficiency Ratio(1) 56.35% 56.43% 55.42% 56.47% 54.90% Net Interest Margin (FTE) 2.76% 2.88% 2.84% 2.87% 2.82% Diluted EPS $1.05 $0.97 $1.02 $1.13 $1.11 (1) Non-GAAP measure.

28 Balance Sheet $ millions 4Q22 3Q22 2Q22 1Q22 4Q21 Loans $4,010 $3,861 $3,724 $3,534 $3,431 Investment Securities $1,259 $1,277 $1,353 $1,437 $1,523 Total Assets $5,672 $5,552 $5,466 $5,420 $5,500 Deposits $4,827 $4,569 $4,527 $4,577 $4,609 Borrowings $310 $465 $416 $282 $256 Shareholders’ Equity $451 $431 $446 $482 $541 4Q22 3Q22 2Q22 1Q22 4Q21 Total Risk-Based Capital Ratio 13.80% 13.81% 14.15% 14.51% 14.71% Tier 1 Leverage Capital Ratio 9.22% 9.24% 9.25% 9.30% 8.92% Loan / Deposit Ratio 83% 85% 82% 77% 74%

29 Maine Mortgage Banking Activity Top 15 Lenders Origination Units Rank % of Total Bangor Savings Bank 4,542 1 10.9% Camden National Bank 2,926 2 7.0% Quicken Loans 2,045 3 4.9% First, N.A. 1,703 4 4.1% Kennebec Savings Bank 1,647 5 3.9% United Wholesale Mortgage 1,426 6 3.4% USA - various agencies 1,401 7 3.4% Machias Savings Bank 1,344 8 3.2% Key Bank 1,176 9 2.8% TD Bank, N.A. 1,089 10 2.6% Norway Savings Bank 986 11 2.4% Atlantic Regional Federal Credit Union 741 12 1.8% Maine Savings Federal Credit Union 719 13 1.7% Gorham Savings Bank 719 14 1.7% Androscoggin Savings Bank 622 15 1.5% All Other Lenders 18,613 - 44.6% Total 41,699 100.0% Twelve Months Ended December 31, 2022 Source: MRS, Inc. Data obtained from registry of deeds throughout the state of Maine.